                                                               EXHIBIT (a)(1)(B)
                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                               IKOS SYSTEMS, INC.
                                       AT

                              $11.00 NET PER SHARE

                                       BY

                              FRESNO CORPORATION,
                          A WHOLLY-OWNED SUBSIDIARY OF
                          MENTOR GRAPHICS CORPORATION

           THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON TUESDAY, JANUARY 8, 2002, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                            [WILMINGTON TRUST LOGO]

                     By Mail:                                   By Hand/Overnight Courier:
          CT Reorg. Svcs., Drop Code 1615                        Wilmington Trust Company
             Wilmington Trust Company                               Rodney Square North
                   P.O. Box 8861                                 1100 North Market Street
          Wilmington, Delaware 19899-8861                     Wilmington, Delaware 19890-1615
                                                            Attn: Corporate Trust Reorg. Svcs.

                                 By Facsimile:

                                 (302) 636-4145

                             Confirm by Telephone:

                                 (302) 636-6518

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares and associated Rights (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer -- Procedure for Tendering Shares and Rights" of the Offer to Purchase.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                              SHARES TENDERED
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                    (ATTACH ADDITIONAL LIST IF NECESSARY)
   AND SHARES TENDERED APPEAR(S) ON SHARE CERTIFICATE(S))
------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
    Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF RIGHTS TENDERED*
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                              SHARES TENDERED
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                    (ATTACH ADDITIONAL LIST IF NECESSARY)
  AND RIGHTS TENDERED APPEAR(S) ON RIGHTS CERTIFICATE(S))
------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                   RIGHTS             OF RIGHTS            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF RIGHTS
                                                                 NUMBER(S)**      CERTIFICATE(S)**       TENDERED***
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                                Total Rights
------------------------------------------------------------------------------------------------------------------------
   * Need not be completed unless separate Rights Certificates have been issued.
  ** Need not be completed by stockholders tendering Rights by book-entry transfer.
 *** Unless otherwise indicated, it will be assumed that all Rights represented by any certificates delivered to the
     Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

     Holders of outstanding shares of common stock, par value $0.01 per share (the "Shares"), of IKOS Systems, Inc. (the "Company"), including the associated preferred stock purchase rights (the "Rights") issued pursuant to the Amended and Restated Rights Agreement, dated January 22, 1999, between the Company and Bank Boston, N.A., as amended (the "Rights Agreement"), whose certificates for such Shares (the "Share Certificates") and, if applicable, such Rights (the "Rights Certificates") are not immediately available or who cannot deliver their Share Certificates or, if applicable, their Rights Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares and Rights according to the guaranteed delivery procedure set forth in "The
Offer -- Procedure for Tendering Shares and Rights -- Guaranteed Delivery" of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

LOST CERTIFICATES
[ ] I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED ________ SHARES AND RIGHTS AND REQUIRE ASSISTANCE IN OBTAINING A REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE DEPOSITARY AND/OR THE COMPANY TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED SHARES AND RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES AND RIGHTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
----------------------------------------------------------------------

Name of Institution which Guaranteed Delivery
---------------------------------------------------------------------------

If delivery is by book-entry transfer:

Name of Tendering Institution
--------------------------------------------------------------------------------

Account Number
--------------------------------------------------------------------------------

Transaction Code Number
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Fresno Corporation ("Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Mentor Graphics Corporation, an Oregon corporation, the above-described shares of common stock, par value $0.01 per share ("Shares") of IKOS Systems, Inc., a Delaware corporation (the "Company"), including the associated preferred stock purchase rights (the "Rights") issued pursuant to the Amended and Restated Rights Agreement, dated January 22, 1999, between the Company and Bank Boston, N.A. pursuant to Purchaser's offer to purchase all of the outstanding Shares at $11.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 7, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended or supplemented from time to time, constitute the "Offer"). We reserve the right to transfer or assign, in whole or from time to time in part, to one or more of our affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve us of our obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

     Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares and associated Rights tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or Rights or other securities issued or issuable in respect thereof on or after the date hereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or Rights or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares and, if applicable, Rights (and all such other Shares or Rights or securities), or transfer ownership of such Shares and Rights (and all such other Shares or Rights or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and Rights (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or Rights or securities), all in accordance with the terms of the Offer.

     The undersigned understands that, unless the Rights Condition (as defined in the Offer to Purchase) is satisfied, holders of Shares will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date, a tender of Shares will constitute a tender of the associated Rights. If a Distribution Date has occurred, Rights Certificates representing that number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered. If a Distribution Date has occurred but Rights Certificates have not been received by the undersigned, the undersigned agrees hereby to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within three Nasdaq National Market trading days of the date such Rights Certificates are distributed. Purchaser reserves the right to require that the Depositary receive such Rights Certificates, or an Agent's Message (as defined in the Offer to Purchase), if available, with respect to such Rights prior to accepting Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such Rights Certificates, if such certificates have been distributed to holders of Shares. Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     The undersigned hereby irrevocably appoints Walden C. Rhines and Gregory K. Hinckley, individually, as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares and Rights tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or Rights or other securities issued or issuable in respect thereof on or after the date hereof), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and Rights by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or Rights or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares or, if applicable, Rights tendered hereby (and any and all other Shares or Rights other securities issued or issuable in respect thereof on or after the date hereof) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares or, if applicable, Rights tendered hereby (and all such other Shares or Rights or securities).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares or Rights pursuant to any one of the procedures described in "The Offer -- Procedure for Tendering Shares and Rights" of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Share Certificates, and, if applicable, any Rights Certificates purchased, and return any Shares or Rights not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares or Rights tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Share Certificates and, if applicable, any Rights Certificates purchased and any certificates for Shares and Rights not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Share Certificates and, if applicable, Rights Certificates purchased and return any Shares and Rights not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares and Rights from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares or Rights so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

   To be completed ONLY if the check for the purchase price of Share Certificates and Rights Certificates purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares and Rights not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Mail:  [ ] check
           [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                    ZIP CODE

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

   To be completed ONLY if the check for the purchase price of Share Certificates and Rights Certificates purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares and Rights not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail:  [ ] check
           [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                                    ZIP CODE

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)
          ------------------------------------------------------------

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            (SIGNATURE(S) OF OWNERS)

Dated
---------------------------

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
               -----------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                           -----------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) and Rights Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                ----------------------------------------------------------------

Name  --------------------------------------------------------------------------

Title---------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Name of Firm
           ---------------------------------------------------------------------

Address-------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                           -----------------------------------------------------

Dated
---------------------------

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE ABOVE

--------------------------------------------------------------------------------

                        PAYER'S NAME: WILMINGTON TRUST COMPANY
---------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
 FORM W-9                           CERTIFY BY SIGNING AND DATING BELOW                          ------------------------------
 DEPARTMENT OF THE TREASURY                                                                          Social Security Number
 INTERNAL REVENUE SERVICE
                                                                                                               OR
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION                                                                         ------------------------------
 NUMBER (TIN) AND                                                                                   Employer Identification
 CERTIFICATION                                                                                             Number(s)
                                   ---------------------------------------------------------------------------------------------
                                    PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See
                                    Page 2 of enclosed Guidelines)
                                   -----------------------------------------------------------
                                    PART 3 -- Certification Under Penalties of Perjury, I
                                    certify that:
                                    (1) The number shown on this form is my current taxpayer
                                    identification number (or I am waiting for a number to be
                                        issued to me) and
                                                                                                           PART 4 --
                                                                                                        Awaiting TIN [ ]
                                    (2) I am not subject to backup withholding either because
                                    I have not been notified by the Internal Revenue Service
                                        (the "IRS") that I am subject to backup withholding as
                                        a result of failure to report all interest or
                                        dividends, or the IRS has notified me that I am no
                                        longer subject to backup withholding.
                                   ---------------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                    SIGNATURE ---------------------------------------- DATE--------------------------------
                                    NAME------------------------------------------------------------------------------------
                                    ADDRESS--------------------------------------------------------------------------------
                                    CITY------------------------------- STATE---------- ZIP CODE---------------------------
---------------------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

                     PAYER'S NAME: WILMINGTON TRUST COMPANY
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature ----------------------------------- Date ------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares and Rights) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares and Rights are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used if Share Certificates (and, if applicable, Rights Certificates) are to be forwarded herewith or, unless an Agent's Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in "The Offer -- Procedure for Tendering Shares and Rights" of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If a Distribution Date (as defined in the Offer to Purchase) has occurred, Rights Certificates, or book-entry confirmation of a transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three Nasdaq National Market trading days of the date on which such Rights Certificates are distributed. If Share Certificates (and, if applicable, Rights Certificates) are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates (and, if applicable, Rights Certificates) are not immediately available, who cannot deliver their Share Certificates (and, if applicable, Rights Certificates) and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 4 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and
(c) Share Certificates (and, if applicable, Rights Certificates) for all tendered Shares or Rights, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares or Rights delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within (i) in the case of Shares, three Nasdaq National Market trading days of the date of execution of such Notice of Guaranteed Delivery or (ii) in the case of Rights, a period ending on the later of (y) three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery and (z) three Nasdaq National Market trading days after the date Rights Certificates are distributed, all as provided in "The Offer -- Procedure for Tendering Shares and Rights" of the Offer to Purchase.

     The method of delivery of Shares and associated Rights and all other required documents is at the option and risk of the tendering stockholder. If certificates for Shares and/or Rights are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares and Rights will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate (and, if applicable, Rights Certificate) numbers, the number of Shares evidenced by such Share Certificates (and, if applicable, the number of Rights evidenced by such Rights Certificates) and the number of Shares (and, if applicable, the number of Rights) tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares and, if applicable, Rights which are to be tendered in the box entitled "Number of Shares Tendered" and, if applicable, "Number of Rights Tendered." In such case, a new certificate for the remainder of the Shares or Rights represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares or Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares or Rights tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares or Rights tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares or Rights not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or Rights tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares or Rights. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares or Rights not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares or Rights to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares and Rights purchased is to be issued, or any Shares or Rights not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares or Rights not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares or Rights by book-entry transfer may request that Shares or Rights not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares and Rights to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a certificate(s) which represented Shares or Rights whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling (302) 636-6518. The Depositary will provide such holder will all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

     10. Waiver of Conditions. The Conditions of the Offer may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any shares tendered.

     11. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

----------------------------------------------------------------------------------------------------------------------
                                          (DO NOT WRITE IN THE SPACES BELOW)
     Date Received ---------------              Accepted by ---------------                  Checked by
                                                                                             ---------------
     ------------------------------------------------------------------------------------------------------------
        SHARES        SHARES         SHARES         CHECK          AMOUNT         SHARES      CERTIFICATE   BLOCK
     SURRENDERED     TENDERED       ACCEPTED         NO.          OF CHECK       RETURNED         NO.        NO.
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

         ----          ----           ----                   Gr                    ----           ----      ----
         ----          ----           ----                   Net                   ----           ----      ----
     Delivery Prepared By ---------------       Checked By ---------------                   Date ---------------
----------------------------------------------------------------------------------------------------------------------

     Any questions and requests for assistance may be directed to the Information Agent at its telephone numbers and location listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                                [MACKENZIE LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                      E-mail: proxy@mackenziepartners.com
                                       or
                         Call Toll-Free (800) 322-2885